UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2007

Staples, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Five Hundred Staples Drive,
Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (508) 253-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2007, Staples’ By-laws were amended to (1) change the voting standard for the election of directors in uncontested elections from plurality to majority, (2) change the advance notice provisions for shareholder proposals to address certain procedural and timing matters relating to the adoption of such majority vote standard, and (3) clarify Staples’ authority to issue and transfer uncertificated shares. The foregoing description of the By-law amendments is qualified in its entirety by reference to the full text of Staples’ amended By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

On June 11, 2007, Staples held its Annual Meeting of Stockholders at which Staples’ stockholders took the following actions:

1.               Staples’ stockholders elected the following directors to its board:

Director	Votes For	Votes Withheld
Basil L. Anderson	617,548,504	16,219,956
Arthur M. Blank	339,998,485	293,769,975
Mary Elizabeth Burton	612,268,646	21,499,814
Gary L. Crittenden	627,804,925	5,963,534
Rowland T. Moriarty	612,936,503	20,831,957
Robert C. Nakasone	613,818,297	19,950,163
Ronald L. Sargent	613,616,286	20,152,173
Martin Trust	616,896,598	16,871,862
Vijay Vishwanath	629,229,541	4,538,919
Paul F. Walsh	616,724,428	17,044,032

2.               Staples’ stockholders voted to approve an amendment to Staples’ By-laws to change the voting standard for the election of directors in uncontested elections from plurality to majority by a vote of 611,087,035 shares of common stock for, 18,482,140 shares of common stock against and 4,199,285 shares of common stock abstaining.

3.               Staples’ stockholders ratified the selection of Ernst & Young LLP as Staples’ independent registered public accounting firm for the current fiscal year by a vote of 613,463,915 shares of common stock for, 16,554,237 shares of common stock against and 3,750,308 shares of common stock abstaining.

4.               The shareholder proposal on simple majority vote was approved by a vote of 452,975,064 shares of common stock for, 117,087,476 shares of common stock against and 4,777,620 shares of common stock abstaining. There were 58,928,300 broker non-votes on this matter.

Item 9.01.  Financial Statements and Exhibits.

The exhibits listed in the Exhibit Index immediately preceding such exhibits, which is incorporated herein by reference, are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007	Staples, Inc.
	By:	/s/ Jack VanWoerkom
Jack VanWoerkom
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-laws of the Company, as amended. Filed herewith.